DF Tactical 30 ETF

DFTT

Primary Listing Exchange for the Fund: NYSE Arca, Inc.

Summary Prospectus

July 1, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated July 1, 2025, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.donoghueforlinesetfs.com. You can also obtain these documents at no cost by calling 1-800-642-4276 or by sending an email request to OrderDonoghue@ultimusfundsolutions.com.

Investment Objectives: The DF Tactical 30 ETF’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a % of amount redeemed within 30 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.70%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies and are estimated for the current fiscal period. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies. Acquired Fund Fees and Expenses are estimated for the current fiscal period.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$72	$224
1

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies: The Fund’s investment adviser seeks to achieve the Fund’s investment objectives by seeking to track the DF Risk-Managed Tactical Top 30 Index (the “Tactical 30 Index”) that provides a formulaic methodology for allocating investment to 30 of the largest 100 U.S. stocks by market capitalization based on price momentum.

The Tactical 30 Index establishes an equity portfolio consisting of up to 30 equity securities. The Tactical 30 Index’s methodology starts with the 100 largest U.S. stocks and then selects the top 30 stocks or such smaller number of stocks as meet the Tactical 30 Index’s eligibility criteria based on each stock’s exponential moving average. Exponential moving average is the weighted average of a stock’s value over a certain period of time (e.g., 50 days). An exponential moving average gives more weighting to more recent values for the relevant time period. The Tactical 30 Index is reconstituted and rebalanced quarterly during March, June, September, and December. Initially, and upon each quarterly rebalancing, the Fund’s assets are by applying an adjusted market cap weighting to each of the stocks in the Tactical 30 Index. The calculation and administration agent for the DF Risk-Managed Tactical Top 30 Index is Syntax LLC. Additional information on the index is available at https://www.syntaxdata.com/indices/custom.

The Tactical 30 Index does employ a tactical overlay on the overall basket of stocks in order to attempt to provide downside risk mitigation in downward trending adverse risk market environments. The Tactical 30 Index and hence the Fund will utilize a longer-term exponential moving average crossover to exit the 30 equity positions and will shift to short term treasuries or treasury ETFs. The Tactical 30 Index and hence the Fund will utilize an intermediate-term exponential moving average crossover to re-enter equities via the basket of 30 stocks when the trend has shifted more opportunistically.

While the Fund is a diversified fund, it may invest in fewer securities than other diversified funds. Accordingly, the Fund’s performance may be more sensitive to market changes than other diversified funds. In seeking to track the methodology of the Tactical 30 Index, the Fund may engage in frequent buying and selling of portfolio securities resulting in a higher turnover rate.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s NAV and performance.

The following risks apply to the Fund:

•	ETF Risk. Shares of ETFs may trade at a discount or a premium in market price if there is a limited market in such shares and are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. The index-tracking ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
•	Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Index Construction Risk. The Tactical 30 Index, and consequently the Fund, may not succeed in its objective and may not be optimal in its construction, causing losses to the Fund.
•	Index Tracking Risk. Investment in the Fund should be made with the understanding that the securities in which the Fund invests will not be able to replicate exactly the performance of the index the Fund tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the securities in which the Fund invests will incur expenses not incurred by an index. Certain securities comprising the index tracked by the Fund may, from time to time, temporarily be unavailable, which may further impede the Fund’s ability to track an index.
•	Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
•	Management Risk. The adviser’s decision to seek to follow the Tactical 30 Index’s methodology in managing the Fund’s portfolio may prove to be incorrect and may not produce the desired results. Because the Fund seeks to track the Tactical 30 Index, the Fund may forego certain attractive investment opportunities available to an actively managed fund. In following the Tactical 30 Index’s methodology, the Fund may hold fewer securities than other diversified funds. Accordingly, the Fund’s performance may be more sensitive to market changes than other diversified funds.

2

  Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund. For example, the COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long any future impacts of the significant events described above, would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.
•	Turnover Risk. Higher portfolio turnover will result in higher transactional and brokerage costs. A high portfolio turnover can potentially increase taxes, which can negatively impact Fund performance.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund. In the future, performance information will be presented in this section of this Prospectus. Shareholder reports containing financial and performance information will be sent to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.donoghueforlinesetfs.com or by calling 1-800-642-4276.

Investment Adviser: Donoghue Forlines LLC is the Fund’s investment adviser (the “adviser”).

Portfolio Managers: John A. Forlines III, CIO of the adviser, Jeffrey R. Thompson, CEO of the adviser, Richard E. Molari, COO of the adviser and Nicholas A. Lobley, Portfolio Manager of the adviser, each serve the Fund as a Portfolio Co-Manager. Each has served the Fund as a Portfolio Co-Manager since it commenced operations in 2025.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at net asset value per Share (“NAV”) only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3